EXHIBIT (10)(v)(a)

                       AMENDMENT TO STOCK OPTION AGREEMENT

         On September 21, 1987, The St. Lawrence Seaway Corporation (the "Corporation") entered into a Restated Stock Option Agreement (the "Stock Option Agreement") with Jack C. Brown ("Brown") pursuant to which Brown was granted options to purchase an aggregate 15,000, shares of Common Stock, $1.00 par value, ("Common Stock") of the Corporation for $3.00 per share over a period of five (5) years. The Board of Directors and Stockholders of the Corporation approved an amendment to the Stock Option Agreement on July 6, 1992 and August 28, 1992, respectively, the effect of which was to extend the option exercise period for five (5) additional years. The Board of Directors of the Corporation approved further amendments to the Stock Option Agreement on September 8, 1997, and extended the options through September 21, 2002. Specifically, Section 7 of the Stock Option Agreement is hereby further amended by substituting the words "fifteenth anniversary" for the words "tenth anniversary," and Section 3 is hereby further amended by substituting the words "fifteen years" for "ten years."

         The Stock Option Agreement and the options granted pursuant thereto are hereby specifically referred to and incorporated as a part hereof and in all respects other than as specifically modified herein, the terms and conditions thereof shall continue in full force and effect.

         This Amendment is executed on this 15th day of September, 1997.


                                  THE ST. LAWRENCE SEAWAY
                                  CORPORATION


                                  By:/s/Daniel C. Nir
                                     --------------------------------------
                                     Daniel C. Nir, President and Treasurer


                                  Accepted as of September 15, 1997

                                  By:/s/Jack C. Brown
                                     --------------------------------------
                                     Jack C. Brown